Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Diffusion Pharmaceuticals Inc. (the “Company”) for the quarter ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ben L. Shealy, Senior Vice President, Finance, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ben L. Shealy
Ben L. Shealy
Senior Vice President, Finance, Treasurer and Secretary
May 15, 2017